Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 6/16/03


Blended Coupon 5.4366%


Excess Protection Level
3 Month Average   5.75%
August, 1999   5.99%
July, 1999   6.05%
June, 1999   5.19%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.44%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,316,578,126.38